Exhibit 99.1

Pulmatrix and Cullgen Announce Proposed Merger

Merger to create a Nasdaq-listed company focusing on targeted protein degradation technology with three degrader programs in or about to initiate Phase 1 clinical trials – two for the treatment of cancer and one for the treatment of acute and chronic pain

Combined company expected to have approximately $65 million of cash and cash equivalents at close to provide funding through multiple clinical milestones and expected runway through 2026

As part of merger agreement, Pulmatrix intends to divest its assets including its acute migraine candidate, PUR3100, and other development candidates based on its iSPERSE™ technology

Cullgen and Pulmatrix will host an informational webcast about the proposed merger that will be made available to access at 12:00 pm ET today

Framingham, Mass., and San Diego, Calif., November 13, 2024 – Pulmatrix, Inc. (“Pulmatrix”) (Nasdaq: PULM), a clinical-stage biopharmaceutical company, today announced a merger agreement with Cullgen Inc. (“Cullgen”), a privately-held, clinical-stage biopharmaceutical company applying its proprietary targeted protein degradation uSMITE™ platform to discover and advance therapeutics for the treatment of cancer and other diseases.   Cullgen utilizes its proprietary technology platform, uSMITE™, featuring novel E3 ligands, to build the next generation of targeted protein degraders and degrader-antibody conjugates (“DACs”).

In 2023 Cullgen completed a Series C financing led by AstraZeneca-CICC Venture Capital Partnership, and also announced a strategic partnership with Astellas Pharma Inc.

About the Proposed Transaction

Subject to the terms and conditions of the merger agreement, and upon the closing of the merger, pre-merger Pulmatrix stockholders are expected to own approximately 3.6% of the combined company, and pre-merger Cullgen stockholders are expected to own approximately 96.4% of the combined company which will operate under the name Cullgen Inc., be headquartered in San Diego, CA and trade on The Nasdaq Capital Market (Nasdaq). Pulmatrix stockholders will also receive a special cash dividend to the extent that Pulmatrix’s net cash at closing exceeds $2.5 million, subject to certain adjustments.

The transaction is expected to close by the end of March 2025, subject to obtaining stockholder and CSRC approval.

Management and Board of Directors

At the effective time of the merger, the executive officers of the combined company will be led by Ying Luo, Ph.D. Cullgen’s Chairman and CEO. The Cullgen Board of Directors will be supplemented by one representative of Pulmatrix.

Ying Luo, Ph.D., commented, “I’m delighted to announce this planned merger with Pulmatrix, which comes at a pivotal moment in the evolution of our company as we advance our pipeline of targeted protein degraders into clinical development for cancer and other diseases.  Listing on Nasdaq will help fuel our growth and enable us to unlock the full potential of our technology platform, including our plans to develop and advance degrader-antibody conjugates and additional targeted protein degraders into the clinic.”

Peter Ludlum, Interim Chief Executive Officer of Pulmatrix, added, “Following a thorough evaluation of strategic alternatives, the Pulmatrix board of directors and management team believe that this anticipated transaction represents an opportunity to deliver value to our stockholders. We anticipate that this merger will allow our stockholders to participate in Cullgen’s promising research and development activities and also provide a benefit in the form of a potential dividend component immediately prior to the close of the merger. Prior to transaction closing, we will attempt to increase cash available for the special dividend by divesting corporate assets including PUR1800, PUR3100, and the patent portfolio for iSPERSE™.”

Cullgen Pipeline Overview and Development Milestones

Cullgen currently has three degrader programs that are in or about to initiate Phase 1 clinical testing. CG001419 is a first-in-class, selective, clinically active, oral pan-TRK degrader that is being studied in two separate clinical trials—one for solid tumors, and the other for the treatment of acute and chronic pain. With respect to the cancer trial, Cullgen has dosed ten patients thus far with no observed dose-limiting toxicity, treatment-related serious adverse events or grade ≥ 3 treatment related adverse events. Regarding the pain trial, Cullgen recently received HREC (Australia) approval to begin enrolling patients to evaluate the safety and pharmacokinetic characteristics of CG001419 in healthy volunteers. Cullgen anticipates enrolling the first patient in early 2025. This program aims to provide a new non-opioid non-NSAID analgesic which can fulfill unmet medical needs in the field of pain.

Cullgen is also evaluating CG009301, a GSPT1 degrader for the treatment of blood cancers including relapsed/refractory acute myeloid leukemia (AML), higher-risk myelodysplastic syndrome (HR-MDS), and acute lymphoblastic leukemia (ALL). Cullgen has received IND allowance from the China CDE for this product candidate and Cullgen anticipates dosing the first patient in the first quarter of 2025. CG009301 also has the potential to be used for the treatment of solid tumors harboring MYC amplification.

In addition to these three clinical programs, Cullgen is also advancing several other targeted protein degraders and DACs, predominantly for the treatment of cancer and autoimmune disease, including a program targeting a cell cycle protein that has been partnered with Astellas Pharma Inc.

Webcast Information

Management will host an informational webcast that will be made available to access at 12:00 pm ET today.  A link to the webcast can be found in the Investor Events and Presentations section of the Pulmatrix website at www.pulmatrix.com and in the News & Events section of Cullgen’s website at www.cullgen.com.

About Cullgen Inc.

Cullgen is a clinical-stage biopharmaceutical company dedicated to the development of first-in-class new chemical entities (NCEs) for the treatment of diseases lacking effective therapeutic approaches. The Company applies its proprietary uSMITE™ (ubiquitin-mediated, small molecule -induced target elimination) platform to expand the drug design paradigm beyond functional site inhibition, enabling the targeting of historically “undruggable” proteins for selective destruction. Leveraging years of work by its founders on the proteasome system and key discoveries regarding its functionality, Cullgen has successfully generated multiple highly active, selective, and bioavailable targeted protein degrader compounds that utilize proprietary, novel E3 ligands. Cullgen is also actively advancing several of its highly active degraders as payloads for use in degrader-antibody conjugates (DACs). For more information, visit www.cullgen.com.

About Pulmatrix, Inc.

Pulmatrix is a clinical-stage biopharmaceutical company focused on the development of novel inhaled therapeutic products intended to prevent and treat central nervous system (“CNS”), respiratory and other diseases with important unmet medical needs using its patented iSPERSE™ technology. The Company’s proprietary product pipeline includes treatments for CNS disorders such as acute migraine and serious lung diseases such as Chronic Obstructive Pulmonary Disease (“COPD”) and allergic bronchopulmonary aspergillosis (“ABPA”). Pulmatrix’s product candidates are based on its proprietary engineered dry powder delivery platform, iSPERSE™, which seeks to improve therapeutic delivery to the lungs by maximizing local concentrations and reducing systemic side effects to improve patient outcomes.

About iSPERSE™ Technology

Pulmatrix’s innovative particle engineering technology creates dry powder, which solves limitations of conventional inhaled technologies and expands the universe of inhalable drug therapies. iSPERSE™ is a proprietary technology that allows a broad range of drugs to be formulated as small, dense, and dispersible particles for highly efficient drug delivery and deep penetration into the lungs. iSPERSE™ can efficiently deliver small molecules, drug combinations, peptides, proteins, and nucleic acids via the respiratory system for the treatment of both respiratory and non-respiratory diseases.

For more on the Pulmatrix’s inhaled product candidates please visit:

https://www.pulmatrix.com/pipeline.html.

Advisory and Legal Counsel

Wedbush PacGrow is serving as exclusive strategic financial advisor to Cullgen in the U.S.. Cullgen’s legal counsel is Gibson, Dunn & Crutcher LLP and DeHeng Law Office.

Pulmatrix is advised by MTS Health Partners, L.P. and its legal counsel is Haynes and Boone, LLP. Lucid Capital Markets, LLC is providing a fairness opinion to Pulmatrix’s Board of Directors.

Forward-Looking Statements

Certain statements in this press release that are forward-looking and not statements of historical fact are forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements include, but are not limited to, statements of historical fact and may be identified by words such as “anticipates,” “assumes,” “believes,” “can,” “could,” “estimates,” “expects,” “forecasts,” “guides,” “intends,” “is confident that”, “may,” “plans,” “seeks,” “projects,” “targets,” and “would,” and their opposites and similar expressions are intended to identify forward-looking statements. These forward-looking statements include express or implied statements relating to the structure, timing and completion of the proposed merger; the combined company’s listing on Nasdaq after closing of the proposed merger; expectations regarding the ownership structure of the combined company; the expected executive officers and directors of the combined company; each company’s and the combined company’s expected cash position at the closing of the proposed merger and cash runway of the combined company; Pulmatrix’s ability to divest its assets; the expected contribution and potential payment of dividends in connection with the merger, including the timing thereof; the future operations of the combined company; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company; anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for enrollment, data and other clinical results; the combined company having sufficient resources to advance its pipeline candidates; and other statements that are not historical fact. Such forward-looking statements are based on the beliefs of management as well as assumptions made by and information currently available to management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including, but not limited to, the possible failure to satisfy the conditions to the closing or consummation of the merger, including Pulmatrix’s failure to obtain stockholder approval for the merger, risks associated with the uncertainty as to the timing of the consummation of the merger and the ability of each of Pulmatrix and Cullgen to consummate the transactions contemplated by the merger, risks associated with Pulmatrix’s continued listing on Nasdaq until closing of the merger, the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the merger; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger prior to the closing or consummation of the merger, risks associated with the possible failure to realize certain anticipated benefits of the merger, including, with respect to future financial and operating results; the effect of the completion of the merger on the combined company’s business relationships, operating results and business generally; risks associated with the combined company’s ability to manage expenses and unanticipated spending and costs that could reduce the combined company’s cash resources; risks related to the combined company’s ability to correctly estimate its operating expenses and other events; changes in capital resource requirements; risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance its product candidates or its preclinical programs; the outcome of any legal proceedings that may be instituted against the combined company or any of its directors or officers related to the merger agreement or the transactions contemplated thereby; the ability of the combined company to obtain, maintain and protect its intellectual property rights, in particular those related to its product candidates; the combined company’s ability to advance the development of its product candidates or preclinical activities under the timelines it anticipates in planned and future clinical trials; the combined company’s ability to replicate in later clinical trials positive results found in preclinical studies and early-stage clinical trials of its product candidates; the combined company’s ability to realize the anticipated benefits of its research and development programs, strategic partnerships, licensing programs or other collaborations; regulatory requirements or developments and the combined company’s ability to obtain necessary approvals from the U.S. Food and Drug Administration or other regulatory authorities; changes to clinical trial designs and regulatory pathways; competitive responses to the merger and changes in expected or existing competition; unexpected costs, charges or expenses resulting from the mergers; potential adverse reactions or changes to business relationships resulting from the completion of the merger; and legislative, regulatory, political and economic developments. A discussion of these and other factors, including risks and uncertainties with respect to Pulmatrix, is set forth in Pulmatrix’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K, as may be supplemented or amended by Pulmatrix’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as discussions of potential risks, uncertainties, and other important factors included in other filings by Pulmatrix from time to time, any risk factors related to Pulmatrix or Cullgen made available to you in connection with the proposed transaction, as well as risk factors associated with companies, such as Cullgen, that operate in the biopharma industry. Should one or more of these risks or uncertainties materialize, or, should any of Pulmatrix’s or Cullgen’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Neither Pulmatrix nor Cullgen undertakes or accepts any duty to release publicly any updates or revisions to any forward-looking statements. This communication does not purport to summarize all of the conditions, risks and other attributes of an investment in Pulmatrix or Cullgen.

No Offer or Solicitation

This communication and the information contained herein is not intended to and does not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed transaction or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS COMMUNICATION IS TRUTHFUL OR COMPLETE.

Important Additional Information about the Proposed Transaction Will be Filed with the SEC

This communication is not a substitute for the registration statement or for any other document that Pulmatrix may file with the SEC in connection with the proposed transaction. In connection with the proposed transaction between Pulmatrix and Cullgen, Pulmatrix intends to file relevant materials with the SEC, including a registration statement on Form S-4 that will contain a proxy statement/prospectus of Pulmatrix. PULMATRIX URGES INVESTORS AND STOCKHOLDERS TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PULMATRIX, CULLGEN, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Pulmatrix with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction. In addition, investors and stockholders should note that Pulmatrix communicates with investors and the public using its website www.pulmatrix.com.

Participants in the Solicitation

Pulmatrix, Cullgen and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed transaction. Information about Pulmatrix’s directors and executive officers, including a description of their interests in Pulmatrix, is included in Pulmatrix’s most recent Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 28, 2024, subsequent Quarterly Reports on Form 10-Q filed with the SEC, including any information incorporated therein by reference, as filed with the SEC, and other documents that may be filed from time to time with the SEC. Additional information regarding these persons and their interests in the transaction will be included in the proxy statement/prospectus relating to the proposed transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Pulmatrix, Inc. Investor Contact:

Timothy McCarthy, CFA

917-679-9282

tim@lifesciadvisors.com

Cullgen Inc. Investor Contact :

Cullgen Inc.

Thomas Eastling, CFO

inquiries@cullgen.com